As filed with the Securities and Exchange Commission on March 7, 2019

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street Milwaukee, WI			53202
(Address of principal executive offices)			(Zip code)

Brian R. Wiedmeyer, President Managed Portfolio Series c/o U.S. Bancorp Fund Services, LLC 777 East Wisconsin Ave, 5th Fl Milwaukee, WI 53202
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(414) 765-6844

Date of fiscal year end:	December 31, 2018

Date of reporting period:	December 31, 2018

Item 1. Reports to Stockholders.

Muhlenkamp Fund

Intelligent Investment Management

(Ticker Symbol: MUHLX)

ANNUAL REPORT

December 31, 2018

Phone: 1-800-860-3863

E-mail: fund@muhlenkamp.com

Website: http://muhlx.muhlenkamp.com/

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's website (www.muhlx.muhlenkamp.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-860-3863 or by sending an e-mail request to fund@muhlenkamp.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-860-3863 or send an e-mail request to fund@muhlenkamp.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus of the Muhlenkamp Fund. Please call 1-800-860-3863 for a current copy of the prospectus. Read it carefully before you invest.

MUHLENKAMP FUND

January 2019

Fellow Investors,

When we began 2018 we thought the markets would be dominated by two important changes: the passage of the new tax law in the final days of 2017 and a decline in dollar liquidity as the Federal Reserve both raised short-term rates and reduced the size of its balance sheet. We thought the first change would be good for the economy in both the short and long-term and the second change would be negative for most asset markets. We didn't hazard a guess regarding when the negative influence would start to appear. As a result, we were comfortable holding some cash at the start of the year but also wanted to participate if the economy took off.

As the year unfolded we ended up selling into what was a rising market in the spring and summer — not because of the larger view, but because of changes to the fundamental outlook or the price action of the stocks we owned. We sold some companies because their business prospects changed and no longer met our expectations and sold others that had become fully valued or overvalued and lost their upward price momentum — our normal sell criteria. Since we were unable to find good companies at attractive prices we held onto the cash. As a result, we looked pretty dumb during the first half of the year with our return significantly underperforming a still rising S&P 500® . When the S&P 500® began to decline in September and October we didn't look (or feel) quite so dumb as our cash helped us to outperform on a relative basis late in the year. The outperformance late in the year was not enough to outweigh the underperformance earlier in the year, thus we underperformed for the year as a whole.

As we begin 2019 we are still in a slowly shrinking dollar liquidity environment: the Federal Reserve has indicated it will continue to shrink its balance sheet and consider additional short-term rate increases during the year. Additionally, the European Central Bank (ECB) ended its asset buying program in December 2018, so it is no longer pushing additional euros into global asset markets. Thus, support of asset prices by central banks continues to gradually shift into reverse. This year we cannot identify any big positive change(s) for the U.S. economy like last year's tax bill. In fact, in October we saw a decline in U.S. housing activity as high new home prices and higher mortgage rates reduced new home sales. We expect the slowdown in housing to continue in 2019 and consider it an incremental negative as we look at the U.S. economy. Additionally, we don't see a big positive for any other economy around the globe. We are seeing slowing economic growth in Europe, Japan, and China as well. In sum we are seeing slowing economies and shrinking liquidity — a poor environment for good returns on assets.

Our outlook on inflation has shifted a little bit recently. Six months ago we said we were uncertain about whether we would see higher inflation going forward but we thought the risks were to the upside. Since then oil prices have dropped from $75 per barrel to $45 per

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barrel with many other commodity prices dropping as well. Consequently we no longer think the risks are to the upside and don't expect higher inflation in the near future.

We also see a couple of wild cards out there. The first is Brexit, which is scheduled to happen in late March. Currently there is no agreement between the United Kingdom and the European Union (EU) to govern relations between them post Brexit and the proposed agreement they've been negotiating for two years has yet to come up for a vote in the English Parliament. If Brexit occurs without an agreement (a "hard" Brexit) we expect some volatility, but don't know how much. It is also possible that an agreement will be reached or that the negotiation process will be extended. The second wild card is the ongoing trade dispute between the U.S. and China. This has the potential to get better or worse and we have no insight into which way it will go. The range of possible outcomes is wide and could impact markets significantly either in a positive or negative fashion.

As the New Year begins we have plenty of cash available to invest but are in no hurry to put it to work. We will continue to methodically search for good investment opportunities and will be patient until we find them.

Sincerely,

Ron Muhlenkamp, Manager Muhlenkamp & Company, Inc.	Jeff Muhlenkamp, Co-Manager Muhlenkamp & Company, Inc.

The comments made by Ron and Jeff Muhlenkamp in this commentary are opinions and are not intended to be investment advice or a forecast of future events. Ron Muhlenkamp retires as Co-Portfolio Manager effective February 15, 2019; but retains majority ownership of the Adviser and will serve as Chairman of the Adviser's Board without compensation.

Central Bank is the entity responsible for overseeing the monetary system for a nation (or group of nations). The central banking system in the U.S. is known as the Federal Reserve (commonly referred to "the Fed"), composed of twelve regional Federal Reserve Banks located in major cities throughout the country. The main tasks of the Fed are to supervise and regulate banks, implement monetary policy by buying and selling U.S. Treasury bonds, and steer interest rates.

Federal Funds Rate is the interest rate at which depository institutions lend balances at the Federal Reserve to other depository institutions overnight. It is the interest rate banks charge each other for loans.

MUHLENKAMP FUND

S&P 500® Index is a widely recognized, unmanaged index of common stock prices. The S&P 500® Index is weighted by market value and its performance is thought to be representative of the stock market as a whole. You cannot invest directly in an index.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in small- and mid-cap companies which involve additional risks such as limited liquidity and greater volatility. The Fund may also invest in foreign securities which involve political, economic, and currency risks, greater volatility and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Past performance is no guarantee of future results. Diversification does not assure a profit or protect against a loss in a declining market.

Fund holdings are subject to change and are not recommendations to buy or sell any security. Please see page 16 for a complete list of Fund holdings.

MUHLENKAMP FUND

Management Discussion of Fund Performance for 2018
(Unaudited)  January 10, 2019

For the year ending December 31, 2018 the Muhlenkamp Fund returned –13.29% before taxes, underperforming the S&P 500® which returned –4.38% over the same period.

The Fund began the year overweight technology, health care, and, to a small degree, materials relative to the S&P 500® sector weightings at the time. We also held roughly 3% cash and had a position in a gold ETF. During the course of the year we sold several stocks whose business performance failed to meet our expectations. We also sold or reduced our holdings in a number of companies that had achieved our fair value or had become uncomfortably large due to price appreciation. We found relatively few new good investments during the year adding only three companies to the portfolio, one of which was the result of an acquisition. Many of the stocks we sold or reduced were in the technology sector — so the net effect of the sales was to go from overweight technology relative to the S&P 500® sector weightings to underweight. At the end of the year we were overweight health care, energy, and materials relative to the S&P 500® sector weightings and held a 27.7% cash position. We retained our position in the gold ETF.

The underperformance of the Fund relative to the S&P 500® largely occurred during the middle of the year. The Fund pretty well tracked the S&P 500® performance through mid-February, matching the run up in January and the decline in February. From March through September the S&P 500® ran up again, reaching new highs, while the Fund did not. We observed that the advance of the S&P 500® was driven by an ever narrower number of stocks, most of which we did not own. As the market began to decline beginning in October, our cash position allowed us to generally fall less than the market — we outperformed on a relative basis for about four months. That outperformance was not enough to make up for the underperformance that occurred from March through September. The investments that contributed the most to Fund performance during 2018 were Microsoft (MSFT), Express Scripts (ESRX) [which is now Cigna Corp (CI), post merger], and Cameco Corporation (CCJ). The investments that hurt the Fund the most were Alliance Data Systems Corporation (ADS), Rush Enterprises (RUSHA), and Lannett Company, Inc. (LCI). Our use of options was limited to writing calls against stocks we held and contributed a +0.3% to our portfolio performance during the year. Our gold position had little effect on the portfolio this year, accounting for –0.07% of portfolio performance.

While we've discussed our sector weightings relative to the S&P 500® we'll remind you that we do not make buy and sell decisions that way. We buy a company when we think we are getting good value for the price and sell it when we believe that's no longer true — either because the price appreciated to reflect the value we saw or because our expectations of the business are not being met and the value isn't there. We are certainly aware of our sector weightings, but don't manage to them. What we do pay attention to is our exposure to underlying risks and we carefully manage our exposure to them. We find that sector diversification is not a good proxy for risk diversification and we are far more interested in the latter than the former. (Risk, in our view, is the possibility of something happening that would decrease the profitability of the businesses we own; it's not the volatility of the stock price).

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Globally, economies continued to grow during 2018 but growth slowed later in the year. Chinese growth slowed and by the end of the year the Chinese government was taking small steps to stimulate their economy. Growth in Europe slowed by the end of the year as well. In the U.S. estimated annual GDP growth (adjusted for inflation) for 2018 came in at 2.2%. As we discussed during our fall webinar, housing sales have slowed as rising home prices and rising interest rates gave prospective buyers sticker shock. Globally, many stock markets were down significantly during the year: The MSCI World Index was down over 10% for the year. In dollar terms, China was down 18.9%, Canada was down 17.2%, Germany was down 22.2%, and the United Kingdom was down 14.2%. The S&P 500 significantly outperformed the rest of the world until September then declined rapidly into year's end. Interest rates as measured by U.S. 10-year treasury yields ran up from 2.55% to 3.24% in November then pulled back to 2.68% by the end of the year. In 2018, the U.S. Federal Reserve raised their Target Rate four times and reduced the size of their balance sheet by roughly 8%. We attribute much of the decline in equity assets globally to the reduction in dollar liquidity caused by the shrinking balance sheet as well as the end of the European Central Bank's (ECB) asset buying program in December. We believe asset buying by central banks over the last decade drove asset prices higher and now that the Federal Reserve has reversed course and the ECB has ended its program, asset prices are coming back down to earth. We don't think the tightening of liquidity has come to an end yet, which is the reason we are comfortable holding around 27% cash at the end of the year.

MSCI World Index was developed by Morgan Stanley Capital International (MSCI) as a market-cap-weighted stock index of stocks from developed countries throughout the world. It is regarded as a benchmark for global stock funds. You cannot invest directly in an index.

S&P 500® Index is a widely recognized, unmanaged index of common stock prices. The S&P 500® Index is weighted by market value and its performance is thought to be representative of the stock market as a whole. You cannot invest directly in an index.

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A Hypothetical $10,000 Investment in the Muhlenkamp Fund for the Past 10 Years*

A Hypothetical $10,000 Investment in the Muhlenkamp Fund Since Inception*

The S&P 500® Index is a widely recognized index of common stock prices. The S&P 500® Index is weighted by market value and its performance is thought to be representative of the stock market as a whole. One cannot invest directly in an index. These charts assume an initial gross investment of $10,000 made on 12/31/08 or 11/1/88, respectively. The line graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all dividends. Past performance does not guarantee future results.

*  Unaudited

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Average Annual Total Returns (Unaudited)
as of December 31, 2018

Muhlenkamp Fund	One Year	Three Year	Five Year	Ten Year	Since Inception*
Return Before Taxes	–13.29%	–0.27%	–1.31%	6.53%	8.26%
S&P 500® Index**	–4.38%	9.26%	8.49%	13.12%	9.92%
Consumer Price Index***	1.91%	2.03%	1.51%	1.80%	2.47%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted.

*  Operations commenced on November 1, 1988.

**  The S&P 500® Index is a widely recognized index of common stock prices. The figures for the S&P 500® Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. One cannot invest directly in an index.

***  Consumer Price Index — U.S. CPI Consumer USA (Non-Seasonally Adjusted) Index. One cannot invest directly in an index.

MUHLENKAMP FUND

Annual Returns Since Inception(1)
(Unaudited)

One-Year Period Ended 12/31	Muhlenkamp Fund	S&P 500® Index	Consumer Price Index
1989	12.45%	31.69%	4.65%
1990	–14.90%	–3.10%	6.11%
1991	45.39%	30.47%	3.06%
1992	15.80%	7.62%	2.90%
1993	18.12%	10.08%	2.75%
1994	–7.19%	1.32%	2.67%
1995	32.96%	37.58%	2.54%
1996	29.98%	22.96%	3.32%
1997	33.30%	33.36%	1.70%
1998	3.22%	28.58%	1.61%
1999	11.40%	21.04%	2.68%
2000	25.30%	–9.10%	3.39%
2001	9.35%	–11.89%	1.55%
2002	–19.92%	–22.10%	2.38%
2003	48.08%	28.68%	1.88%
2004	24.51%	10.88%	3.26%
2005	7.88%	4.91%	3.42%
2006	4.08%	15.79%	2.54%
2007	–9.66%	5.49%	4.08%
2008	–40.39%	–37.00%	0.09%
2009	31.49%	26.46%	2.72%
2010	6.14%	15.06%	1.50%
2011	–4.74%	2.11%	2.96%
2012	12.52%	16.00%	1.74%
2013	34.43%	32.39%	1.50%
2014	0.64%	13.69%	0.76%
2015	–6.21%	1.38%	0.73%
2016	–3.70%	11.96%	2.07%
2017	18.77%	21.83%	2.11%
2018	–13.29%	–4.38%	1.91%

(1)  Operations commenced on November 1, 1988.

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EXPENSE EXAMPLE
December 31, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 – December 31, 2018).

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (Continued)
December 31, 2018 (Unaudited)

	Beginning Account Value 7/1/2018	Ending Account Value 12/31/2018	Expenses Paid During Period(1) 7/1/2018 – 12/31/2018
Actual(2)	$1,000.00	$912.40	$5.78
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11

(1)  Expenses are equal to the Fund's annualized expense ratio for the most recent six month period of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(2)  Based on the actual return for the six month period ended December 31, 2018 of –8.76%.

MUHLENKAMP FUND

ALLOCATION OF PORTFOLIO ASSETS
(Calculated as a percentage of net assets)
December 31, 2018 (Unaudited)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P"). GICS® is a service mark of MSCI and S&P and has been licensed for use.

MUHLENKAMP FUND

STATEMENT OF ASSETS & LIABILITIES
December 31, 2018

ASSETS
Investments, at value (Cost: $161,220,222)	$188,629,253
Cash	311,577
Dividends and interest receivable	117,059
Receivable for capital shares sold	42,615
Prepaid expenses	10,289
Total assets	189,110,793
LIABILITIES
Written options, at value (Premiums received: $1,317,224)	1,005,062
Payable to investment adviser	164,136
Payable for capital shares redeemed	239,809
Payable for fund administration & accounting fees	28,970
Payable for transfer agent fees & expenses	22,408
Payable for trustee fees	3,121
Payable for custody fees	2,199
Payable for compliance fees	1,994
Accrued expenses	43,642
Total liabilities	1,511,341
Net assets	$187,599,452
NET ASSETS
Paid-in capital	$159,793,384
Total distributable earnings	27,806,068
Net assets	$187,599,452
Shares issued and outstanding(1)	4,497,263
Net asset value, redemption price and offering price per share	$41.71

(1)  Unlimited shares authorized without par value.

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Dividend income (Net of foreign taxes withheld of $6,060)		$2,652,013
Interest income		567,886
Total investment income		3,219,899
EXPENSES:
Investment advisory fees (See Note 3)	$2,307,393
Transfer agent fees & expenses (See Note 3)	212,956
Fund administration & accounting fees (See Note 3)	196,851
Postage & printing fees	60,330
Federal & state registration fees	24,232
Audit fees	19,008
Custody fees (See Note 3)	14,507
Compliance fees (See Note 3)	11,989
Trustee fees	10,338
Legal fees	8,164
Other expenses	7,083
Total expenses before interest expense & waiver/reductions	2,872,851
Interest expense (see Note 4)	278
Total expenses before waiver/reductions	2,873,129
Less: Net waiver from investment adviser (See Note 3)	(94,728)
Less: Expense Reductions (See Note 8)	(9,252)
Net expenses		2,769,149
NET INVESTMENT INCOME		450,750
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on:
Investments sold	24,517,614
Written options expired or closed	1,302,096
Total net realized gain		25,819,710
Net change in unrealized appreciation/ depreciation on:
Investments	(57,148,643)
Written options	595,768
Total net change in unrealized appreciation/ depreciation		(56,552,875)
Net realized and unrealized loss on investments		(30,733,165)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		$(30,282,415)

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
OPERATIONS:
Net investment income	$450,750	$919,385
Net realized gain on investments	25,819,710	11,261,692
Net change in unrealized appreciation/ depreciation on investments, translations of foreign currency and written options	(56,552,875)	31,157,673
Net increase (decrease) in net assets resulting from operations	(30,282,415)	43,338,750
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,516,208	8,126,669
Proceeds from reinvestments of distributions	22,457,482	9,891,397
Payment for shares redeemed	(42,107,130)	(45,633,584)
Net decrease in net assets resulting from capital share transactions	(17,133,440)	(27,615,518)
DISTRIBUTIONS TO SHAREHOLDERS:	(24,385,852)	(10,764,220	)(1)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(71,801,707)	4,959,012
NET ASSETS:
Beginning of year	259,401,159	254,442,147
End of year	$187,599,452	$259,401,159	(2)

(1)  Includes net investment income distribution of $843,437 and net realized gain distribution of $9,920,783.

(2)  Includes accumulated undistributed net investment income of $142,855.

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout the years

	Year Ended December 31,
	2018	2017	2016	2015	2014
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR	$55.21	$48.47	$50.33	$59.50	$68.03
INVESTMENT OPERATIONS:
Net investment income (loss)	0.12	0.20	(0.08)	(0.17)	(0.29)
Net realized and unrealized gains (losses) on investments	(7.49)	8.92	(1.78)	(3.45)	0.81
Total from investment operations	(7.37)	9.12	(1.86)	(3.62)	0.52
LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)	(0.19)	—	—	—
Realized gains	(5.97)	(2.19)	—	(5.55)	(9.05)
Total distributions	(6.13)	(2.38)	—	(5.55)	(9.05)
NET ASSET VALUE, END OF YEAR	$41.71	$55.21	$48.47	$50.33	$59.50
TOTAL RETURN	–13.29%	18.77%	–3.70%	–6.21%	0.64%
SUPPLEMENTAL DATA AND RATIOS:
NET ASSETS, END OF YEAR (in millions)	$188	$259	$254	$325	$435
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Excluding expense waiver/reductions	1.25%	1.25%	1.25%	1.22%	1.27%
Including expense waiver/reductions(1)	1.20%	1.21%	1.25%	1.21%	1.27%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Including expense waiver/reductions	0.20%	0.37%	(0.15)%	(0.28)%	(0.45)%
PORTFOLIO TURNOVER RATE	9.55%	19.32%	39.75%	19.46%	33.93%

(1)  The ratio includes expense reductions for minimum account maintenance fees deposited into the Fund. (See Note 8).

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

SCHEDULE OF INVESTMENTS
December 31, 2018

Name of Issuer or Title of Issue	Shares	Value
COMMON STOCKS — 68.5%
Airlines — 2.6%
Delta Air Lines, Inc.	100,000	$4,990,000
Biotechnology — 7.3%
Biogen, Inc. (a)(b)	12,500	3,761,500
Celgene Corporation (a)	54,000	3,460,860
Gilead Sciences, Inc.	104,000	6,505,200
		13,727,560
Capital Markets — 2.8%
Federated Investors, Inc. — Class B	200,000	5,310,000
Chemicals — 6.1%
Celanese Corporation — Series A	78,000	7,017,660
DowDuPont, Inc.	82,900	4,433,492
		11,451,152
Computers & Peripherals — 4.1%
Apple, Inc. (b)	48,647	7,673,578
Electrical Equipment — 2.0%
Acuity Brands, Inc.	33,200	3,816,340
Health Care Providers & Services — 11.1%
Cigna Corporation	24,001	4,558,352
McKesson Corporation	56,500	6,241,555
UnitedHealth Group, Inc. (b)	40,250	10,027,080
		20,826,987
IT Services — 6.8%
Alliance Data Systems Corporation	55,225	8,288,168
Cognizant Technology Solutions Corporation — Class A	71,110	4,514,063
		12,802,231
Oil, Gas & Consumable Fuels — 6.2%
Cameco Corporation (c)	670,000	7,604,500
GasLog Partners LP (c)	95,000	1,881,000
Golar LNG Partners LP (c)	192,200	2,075,760
		11,561,260
Pharmaceuticals — 1.9%
Jazz Pharmaceuticals PLC (a)(c)	28,151	3,489,598
Semiconductors & Semiconductor Equipment — 2.7%
Microchip Technology, Inc.	69,800	5,020,016
Software — 5.4%
Microsoft Corporation (b)	99,427	10,098,800

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

SCHEDULE OF INVESTMENTS (Continued)
December 31, 2018

Name of Issuer or Title of Issue	Shares	Value
COMMON STOCKS — 68.5% (Continued)
Specialty Retail — 5.0%
AutoZone, Inc. (a)	8,165	$6,845,046
GameStop Corporation — Class A	200,690	2,532,708
		9,377,754
Trading Companies & Distributors — 4.5%
Rush Enterprises, Inc. — Class A	247,688	8,540,282
Total Common Stocks (Cost $101,294,063)		128,685,558
EXCHANGE TRADED FUND — 4.4%
SPDR Gold Shares (a)
Total Exchange Traded Fund (Cost $8,236,558)	68,075	8,254,094
SHORT-TERM INVESTMENT — 27.6% (d)
First American Government Obligations Fund — Class X, 2.36% (e)
Total Short-Term Investment (Cost $51,689,601)	51,689,601	51,689,601
TOTAL INVESTMENTS (Cost $161,220,222) — 100.5%		188,629,253
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.5)%		(1,029,801)
TOTAL NET ASSETS — 100.0%		$187,599,452

PLC — Public Limited Company

(a)  Non-income producing security.

(b)  Held as collateral in connection with written options. The value of the collateral on December 31, 2018 was $31,560,958. See Schedule of Written Options for further information.

(c)  Foreign company.

(d)  Fair value of this security exceeds 25% of the Fund's net assets. Additional information for this security, including financial statements, is available from the SEC's EDGAR database at www.sec.gov.

(e)  The rate shown is the annualized seven day effective yield as of December 31, 2018.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P"). GICS® is a service mark of MSCI and S&P and has been licensed for use.

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

SCHEDULE OF WRITTEN OPTIONS
December 31, 2018

Name of Issuer or Title of Issue	Contracts (100 Shares Per Contract)	Notional Amount	Value
WRITTEN CALL OPTIONS — (0.5)%
Apple, Inc. Expiration January 2019, Exercise Price $210.00	50	$788,700	$25
Apple, Inc. Expiration July 2019, Exercise Price $180.00	60	946,440	40,200
Apple, Inc. Expiration July 2019, Exercise Price $185.00	35	552,090	19,337
Apple, Inc. Expiration January 2020, Exercise Price $180.00	60	946,440	68,100
Apple, Inc. Expiration January 2020, Exercise Price $185.00	35	552,090	34,563
Biogen, Inc. Expiration June 2019, Exercise Price $295.00	60	1,805,520	194,400
Microsoft Corporation Expiration July 2019, Exercise Price $100.00	100	1,015,700	102,750
Microsoft Corporation Expiration July 2019, Exercise Price $105.00	50	507,850	39,250
Microsoft Corporation Expiration January 2020, Exercise Price $100.00	100	1,015,700	130,750
Microsoft Corporation Expiration January 2020, Exercise Price $105.00	50	507,850	53,375
UnitedHealth Group, Inc. Expiration June 2019, Exercise Price $240.00	135	3,363,120	322,312
Total Written Call Options (Premiums received $1,317,224)			$1,005,062

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS
Year Ended December 31, 2018

1.  ORGANIZATION

Managed Portfolio Series (the "Trust") was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Muhlenkamp Fund (the "Fund") is a diversified series with its own investment objectives and policies within the Trust. The Fund commenced operations on November 1, 1988.

The Fund operates as a diversified open-end mutual fund that continuously offers its shares for sale to the public. The Fund manages its assets to seek a maximum total after-tax return to its shareholders through capital appreciation, and income from dividends and interest, consistent with reasonable risk. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The Fund principally invests in a diversified list of common stocks of any capitalization, determined by Muhlenkamp & Company, Inc. (the "Adviser") to be highly profitable, yet undervalued. The Fund may acquire and hold fixed-income or debt investments as market conditions warrant and when, in the opinion of the Adviser, it is deemed desirable or necessary in order to attempt to achieve its investment objective.

The primary focus of the Fund is long-term and the investment options are diverse. This allows for greater flexibility in the daily management of Fund assets. However, with flexibility also comes the risk that assets will be invested in various classes of securities at the wrong time and price.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of the accompanying financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP").

a.  Investment Valuations — Following is a description of the valuation techniques applied to the Fund's major categories of assets and liabilities measured at fair value on a recurring basis. The Fund's investments are carried at fair value.

Equity Securities — Equity securities, including common stocks, preferred stocks, exchange-traded funds ("ETFs") and real estate investment trusts ("REITs"), that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2018

("NOCP"). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Corporate Bonds — Corporate bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy.

U.S. Government & Agency Securities — U.S. government & agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government and agency securities are categorized in Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Short-Term Investments — Short-term investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Derivative Instruments — Listed derivatives, including rights and warrants that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. Exchange traded options that are valued at the mean of the highest bid price and lowest ask price across the exchanges where the option is traded are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2018

to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund's assets and liabilities as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$128,685,558	$—	$—	$128,685,558
Exchange-Traded Fund	8,254,094	—	—	8,254,094
Short-Term Investment	51,689,601	—	—	51,689,601
Total Investments in Securities	$188,629,253	$—	$—	$188,629,253
Liabilities:
Written Call Options	$—	$1,005,062	$—	$1,005,062

Refer to the Schedule of Investments and Schedule of Written Options for further information on the classification of investments.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2018

b.  Foreign Securities — Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks may include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

c.  Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) fair value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market price of such securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments and translations of foreign currency. However, for federal income tax purposes the Fund does isolate and treat the effect of changes in foreign exchange rates on realized gain or loss from the sale of equity securities and payables/receivables arising from trade date and settlement date differences as ordinary income.

d.  Investment Transactions and Related Investment Income — Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the yield to maturity basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and regulations. Distributions received from the Fund's investments in Master Limited Partnerships ("MLPs") may be categorized as ordinary income, net capital gain, or a return of capital. The proper classification of MLP distributions is generally not known until after the end of each calendar year. The Fund must use estimates in reporting the character of their income and distributions for financial statement purposes. Due to the nature of the MLP investments, a portion of the distributions received by the Fund's shareholders may represent a return of capital.

e.  Federal Taxes — The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no cost to the

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2018

Fund. Therefore, no federal income or excise tax provision is required. As of and during the year ended December 31, 2018, the Fund did not have any tax positions that did not meet the "more-likely-than-not" threshold of being sustained by the applicable tax authority. As of and during the year ended December 31, 2018 the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the year ended December 31, 2018 the Fund did not incur any interest and penalties. The Fund is not subject to examination by U.S. tax authorities for tax years prior to the fiscal year ended December 31, 2015.

f.  Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid at least annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. Accordingly, reclassifications are made within the net asset accounts for such amounts, as well as amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes. See Note 7 for additional disclosures.

g.  Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

h.  Allocation of Expenses — Expenses associated with a specific fund in the Trust are charged to that Fund. Common Trust expenses are typically allocated evenly between the funds of the Trust or by other equitable means.

i.  Options Transactions — The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use purchased option contracts and written option contracts to hedge against the changes in the value of equities or to meet its investment objectives. The Fund may write put and call options only if it (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

When the Fund writes a call or put option, an amount equal to the premium received is included in the Statement of Assets & Liabilities as a liability. The amount of the

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2018

liability is subsequently adjusted to reflect the current fair value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As the writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase call and put options. When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Statement of Assets & Liabilities as an investment, and is subsequently adjusted to reflect the fair value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. Written and purchased options expose the Fund to minimal counterparty risk since they are exchange traded and the exchange's clearinghouse guarantees the options against default.

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund's Statement of Assets & Liabilities and Statement of Operations. For the year ended December 31, 2018, no long options contracts were purchased and 735 written option contracts were opened and $1,317,224 in premiums were received. The Fund's average monthly notional value of written option contracts for the year ended December 31, 2018 was $2,698,123.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2018

Statement of Assets and Liabilities

Fair value of derivative instruments as of December 31, 2018:

	Asset Derivatives		Liability Derivatives
Derivatives	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Written Options	N/A	$—	Written Options	$1,005,062

Total		$—		$1,005,062

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Net Realized Gain on:
Derivatives	Written Option Contracts
Equity contracts	$1,302,096
Total	$1,302,096
Change in Unrealized Appreciation/Depreciation on:
Derivatives	Written Option Contracts
Equity contracts	$595,768
Total	$595,768

3.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser charges a management fee at a 1.00% annual rate of the Fund's average daily net assets up to $300 million, 0.95% of the Fund's average daily net assets on the next $200 million, and 0.90% on the balance of the Fund's average daily net assets.

The Fund's Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2018

expenses (excluding acquired fund fees and expenses, brokerage commissions, leverage, interest, taxes, and extraordinary expenses) do not exceed 1.20% of the average daily net assets of the Fund. Prior to February 28, 2017, there was no contractual expense limitation agreement in place.

Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred. The Operating Expenses Limitation Agreement is indefinite, but cannot be terminated within one year after the effective date of the Fund's prospectus. After that date, the agreement may be terminated at any time upon sixty days' written notice by the Trust's Board of Trustees or the Adviser. Waived fees and reimbursed expenses subject to potential recovery by month of expiration are as follows:

March-November 2020	$83,564
January-November 2021	$94,728

U.S. Bancorp Fund Services, LLC (the "Administrator"), doing business as U.S. Bank Global Fund Services, acts as the Fund's Administrator, Transfer Agent, and Fund Accountant. U.S. Bank N.A. (the "Custodian") serves as the Custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Fund's expenses and reviews the Fund's expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. A Trustee of the Trust was an officer of the Administrator until retiring on July 2, 2018. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration, transfer agency and accounting costs, custody and chief compliance officer services for the year ended December 31, 2018 are disclosed in the Statement of Operations.

4.  LINE OF CREDIT

The Fund has established an unsecured Line of Credit ("LOC") in the amount of $11,000,000, 5% of the Fund's gross market value or 33.33% of the gross market value of the unencumbered assets of the Fund, whichever is less. The LOC matures unless renewed on July 25, 2019. This LOC is intended to provide short-term financing, if necessary, subject to certain restrictions and covenants in connection with shareholder redemptions and other short-term liquidity needs of the Fund. The LOC is with the

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2018

Custodian. Interest is charged at the prime rate which was 5.50% as of December 31, 2018. The interest rate during the year was between 4.50%-5.50%. The weighted average interest rate paid on outstanding borrowings was 4.50%. The Fund has authorized the Custodian to charge any of the Fund's accounts for any missed payments. On July 26, 2018, the Fund renewed its LOC. Prior to July 26, 2018, the Fund had a maximum borrowing limit of $12,000,000. For the year ended December 31, 2018 the Fund's LOC activity was as follows:

Credit Facility Agent	Average Borrowings	Amount Outstanding as of December 31, 2018	Interest Expense	Maximum Borrowing	Date of Maximum Borrowing
U.S. Bank N.A.	$6,082	$—	$278	$1,162,000	January 9, 2018

5.  CAPITAL SHARE TRANSACTIONS

Transactions in capital shares of the Fund were as follows:

	Year Ended December 31, 2018	Year Ended December 31, 2017
Shares outstanding, beginning of year	4,698,748	5,249,708
Shares sold	47,684	148,931
Dividends reinvested	541,278	177,967
Shares redeemed	(790,447)	(877,858)
Shares outstanding, end of year	4,497,263	4,698,748

6.  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term securities and short-term written options, for the year ended December 31, 2018, were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$—	$18,960,331	$—	$98,530,004

7.  FEDERAL TAX INFORMATION

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for an unlimited period. As of December 31, 2018, the Fund did not have a capital loss carryover.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2018

As of December 31, 2018, the Fund's most recently completed fiscal year end, the components of distributable earnings on a tax basis were as follows:

Tax cost of investments	$161,135,347
Gross tax unrealized appreciation	$39,049,976
Gross tax unrealized depreciation	(11,243,908)
Net tax unrealized appreciation on investments and derivatives	27,806,068
Undistributed ordinary income	—
Undistributed long term capital gains	—
Distributable earnings	—
Other accumulated gain	—
Total distributable earnings	$27,806,068

The Fund plans to distribute substantially all of the net investment income and net realized gains that it has realized on the sale of securities. These income and gains distributions will generally be paid once each year, on or before December 31. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial reporting and tax reporting purposes.

The tax character of distributions paid were as follows:

	Year Ended December 31, 2018	Year Ended December 31, 2017
Ordinary Income*	$509,281	$843,437
Long-term capital gain	$23,876,571	$9,920,783

*For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

On the Statement of Assets & Liabilities, the following adjustments were made for permanent tax adjustments:

Total Distributable Earnings	Paid In Capital
$(1,942,588)	$1,942,588

These adjustments result primarily from the utilization of earnings and profits on shareholder redemptions, a reclass of foreign currency gains and loses, and distribution adjustments.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2018

8.  EXPENSE REDUCTIONS

Expenses are reduced through the deposit of minimum account maintenance fees into the Fund. By November 30th of each year, all accounts must meet one of three criteria: 1) have net investments (purchases less redemptions) totaling $1,500 or more, 2) have an account value greater than $1,500, or 3) be enrolled in the Fund's Automatic Investment Plan. Accounts that do not meet one of these three criteria will be charged a $15 minimum account maintenance fee. This fee is used to lower the Fund's expense ratio. For the fiscal year ended December 31, 2018, the Fund's expenses were reduced $9,252 by utilizing minimum account maintenance fees pertaining to account balances as of November 30, 2018, resulting in a decrease in the expenses being charged to shareholders.

9.  GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

10.  SUBSEQUENT EVENTS

Effective February 15, 2019, Ron Muhlenkamp retired as Co-Portfolio Manager of the Fund. He retains a majority ownership of the Adviser and continues to serve as Chairman of the Adviser's Board without compensation.

At a meeting held on February 19, 2019, the Board of Trustees for Managed Portfolio Series approved a reduction to the Fund's operating expense limitation agreement. Effective February 28, 2019, the Fund's Adviser has contractually agreed to waive its management fees, and pay Fund expenses, in order to ensure that total annual fund operating expenses (excluding acquired fund fees and expenses, leverage/borrowing interest, interest expense, taxes, brokerage commissions, and extraordinary expenses) do not exceed 1.10% of the Fund's average daily net assets.

Management has performed an evaluation of subsequent events through the date Financial Statements were issued and has determined that no additional items require recognition or disclosure.

MUHLENKAMP FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Muhlenkamp Fund and
Board of Trustees of Managed Portfolio Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and written options, of Muhlenkamp Fund (the "Fund"), a series of Managed Portfolio Series, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund's auditor since 2008.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
February 25, 2019

MUHLENKAMP FUND

TRUSTEES AND OFFICERS (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Leonard M. Rush, CPA 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1946	Lead Independent Trustee and Audit Committee Chairman	Indefinite Term; Since April 2011	38	Retired, Chief Financial Officer, Robert W. Baird & Co. Incorporated (2000-2011).	Independent Trustee, ETF Series Solutions (40 Portfolios) (2012-Present); Director, Anchor Bancorp Wisconsin, Inc. (2011-2013)
David A. Massart 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1967	Trustee and Valuation Committee Chairman	Indefinite Term; Since April 2011	38	Co-Founder and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-present).	Independent Trustee, ETF Series Solutions (40 Portfolios) (2012-Present)
David M. Swanson 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	Trustee and Nominating & Governance Committee Chairman	Indefinite Term; Since April 2011	38	Founder and Managing Principal, SwanDog Strategic Marketing, LLC (2006-present).	Independent Trustee, ALPS Variable Investment Trust (10 Portfolios) (2006-Present); Independent Trustee, RiverNorth Opportunities Closed-End Fund (2015-Present)
Interested Trustee
Robert J. Kern* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1958	Chairman, and Trustee	Indefinite Term; Since January 2011	38	Retired, Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	None

*Mr. Kern is an "interested person" of the Trust as defined by the 1940 Act by virtue of the fact that he was an officer of the Distributor.

MUHLENKAMP FUND

TRUSTEES AND OFFICERS (Unaudited) (Continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Officers
Brian R. Wiedmeyer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1973	President and Principal Executive Officer	Indefinite Term; Since November 2018	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A
Deborah Ward 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1966	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since April 2013	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Ryan L. Roell 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1973	Vice President, Treasurer and Principal Financial Officer	Indefinite Term; Since November 2018	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A
Thomas A. Bausch, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1979	Secretary	Indefinite Term; Since November 2017	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2016-Present); Associate, Godfrey & Kahn S.C. (2012-2016).	N/A
Benjamin Eirich 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1981	Vice President and Assistant Treasurer	Indefinite Term; Since May 2016	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2008-present).	N/A
Douglas Schafer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Vice President and Assistant Treasurer	Indefinite Term; Since May 2016	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A

MUHLENKAMP FUND

ADDITIONAL INFORMATION (Unaudited)
Year Ended December 31, 2018

1.  BROKER COMMISSIONS

For the year ended December 31, 2018, the Fund paid $35,171 in broker commissions. These commissions are included in the cost basis of investments purchased, and deducted from the proceeds of securities sold. This accounting method is the industry standard for mutual funds. Were these commissions itemized as expenses, they would equal less than one cent (approximately 0.8¢) per Fund share and would have increased the expense ratio from 1.20% to 1.22%.

2.  QUALIFIED DIVIDEND INCOME PERCENTAGE

For the fiscal year ended December 31, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00% for the Fund.

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2018 was 100.00% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distribution under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.00%.

3.  INFORMATION ABOUT PROXY VOTING

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-800-860-3863 or by accessing the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available on the SEC's website at www.sec.gov or by calling the toll-free number listed above.

4.  AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing will be available, upon request, by calling 1-800-860-3863. Furthermore, you will be able to obtain a copy of the filing on the SEC's website at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

MUHLENKAMP FUND

PRIVACY NOTICE (UNAUDITED)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you ("Personal Information") directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund's investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER

Muhlenkamp & Company, Inc.

5000 Stonewood Drive, Suite 300

Wexford, PA 15090

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 E. Michigan Street

Milwaukee, WI 53202

CUSTODIAN

U.S. Bank N.A.

1555 North Rivercenter Drive, Suite 302

Milwaukee, WI 53212

DISTRIBUTOR

Quasar Distributors, LLC

777 E. Wisconsin Ave.

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

342 N. Water Street, Suite 830

Milwaukee, WI 53202

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, Pennsylvania 19103

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distributions.  There were no “other services” provided by the principal accountant.  For the fiscal years ended December 31, 2018 and December 31, 2017, the Fund’s principal accountant was Cohen & Company, Ltd.  The following table details the aggregate fees billed or expected to be billed for each of the past two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2018	FYE 12/31/2017
Audit Fees	$16,000	$16,000
Audit-Related Fees	$—	$—
Tax Fees	$3,000	$3,000
All Other Fees	$—	$—

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 12/31/2018	FYE 12/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.-not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2018	FYE 12/31/2017
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

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Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)         The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  1) Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date	March 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date	March 6, 2019

By (Signature and Title)	/s/ Ryan L. Roell
Ryan L. Roell, Treasurer

Date	March 6, 2019

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